UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(212) 258-6000

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit 99:	Press release of the Registrant, dated July 22, 2004, announcing earnings for the second quarter ended June 30, 2004

Item 12.  Results of Operations and Financial Condition.

On July 22, 2004, the Registrant issued a press release announcing earnings for the second quarter ended June 30, 2004.  A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.
(Registrant)

	By:	/s/ MICHAEL D. FRICKLAS
Michael D. Fricklas
Executive Vice President, General Counsel and Secretary
Date: July 21, 2004

Exhibit Index

99	Press release of the Registrant, dated July 22, 2004, announcing earnings for the second quarter ended June 30, 2004